Exhibit 10.7

Execution Copy

SIXTH AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of April 26, 2012 (this “Amendment”), is by and among (a) EMMIS COMMUNICATIONS CORPORATION (the “Parent”), an Indiana corporation, (b) EMMIS OPERATING COMPANY (the “Borrower”), an Indiana corporation and (c) certain Lenders and is acknowledged by BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated November 2, 2006, as amended by (i) that certain First Amendment and Consent to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 3, 2009, by and among the Borrower, the Parent, the lending institutions party thereto (the “Lenders”), the Administrative Agent, Deutsche Bank Trust Company Americas, as syndication agent, General Electric Capital Corporation, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and SunTrust Bank, as co-documentation agents; (ii) that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 19, 2009, among the Borrower, the Parent, the Lenders and the Administrative Agent; (iii) that certain Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 29, 2011, among the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; (iv) that certain Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 10, 2011, among the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; and (v) that certain Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 20, 2012, among the Borrower, the Parent, the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Parent desire to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Parent and the Lenders hereby agree as follows:

§1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

A. The following new definitions are hereby added to §1.1 of the Credit Agreement in appropriate alphabetical order:

Sixth Amendment Effective Date. The date on which the Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement becomes effective in accordance with its terms.

WRKS Asset Sale. The sale of the Purchased Assets (as defined in the Asset Purchase Agreement) pursuant to the Asset Purchase Agreement, dated as of April 5, 2012 by and among Emmis Radio, LLC, Emmis Radio License Corporation of New York and YMF Media LLC, as in effect on the Sixth Amendment Effective Date or as may be amended, waived, modified or supplemented, in each case in a form as may be reasonably acceptable to the Required Lenders.

WRKS Contribution. The contribution of the Contributed Property (as defined in the WRKS Contribution Agreement) related to WRKS-FM, a New York radio station owned by Emmis Radio License Corporation of New York, to WRKS Financing Subsidiary on the WRKS Funding Date pursuant to and in accordance with the terms of the WRKS Contribution Agreement.

WRKS Contribution Agreement. The Contribution Agreement, between the WRKS Financing Subsidiary and Emmis Radio License Corporation of New York, to be dated on or before the WRKS Funding Date, providing for a contribution of the Contributed Property (as defined therein) on the WRKS Funding Date and substantially in the form of Exhibit A or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.

WRKS Documents. See §10.23.

WRKS Entities. Collectively, WRKS Financing Subsidiary and WRKS License Subsidiary.

WRKS Financing. The financing by the WRKS Entities (i) in accordance with the terms and conditions set forth in the WRKS Financing Documents and (ii) resulting in Net Cash Debt Issuance Proceeds distributed to the Borrower of at least $78,000,000.

WRKS Financing Documents. Collectively, the definitive financing documentation executed by the WRKS Entities with the provider(s) of the WRKS Financing, including without limitation the WRKS Note and the WRKS Participation Agreement, and in the case of any WRKS Financing Document, other than the WRKS Note, the WRKS Participation Agreement, the WRKS Contribution Agreement, the WRKS License Contribution Agreement, the WRKS LMA Agreement and the WRKS Management Agreement, in such form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provided written confirmation thereof.

WRKS Financing Subsidiary. Emmis New York Radio LLC, a Delaware limited liability company.

WRKS Funding Date. The date of the disbursement of funds under the WRKS Financing in accordance with the terms of the WRKS Financing Documents.

WRKS License Contribution. The contribution by WRKS Financing Subsidiary of the license issued by the Federal Communications Commission for authority to own and operate WRKS-FM on the WRKS Funding Date pursuant to and in accordance with the terms of the WRKS License Contribution Agreement.

WRKS License Contribution Agreement. The Contribution Agreement, between WRKS License Subsidiary and WRKS Financing Subsidiary, to be dated on or before the WRKS Funding Date, providing for a contribution of Contributed Property (as defined therein) on the WRKS Funding Date and substantially in the form of Exhibit B or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.

WRKS License Subsidiary. Emmis New York Radio License LLC, a Delaware limited liability company.

WRKS LMA Agreement. The LMA Agreement between Emmis Radio License Corporation of New York and New York AM Radio, LLC, dated as of April 26, 2012 to be assigned to the WRKS License Subsidiary on the WRKS Funding Date, substantially in the form of Exhibit C or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.

WRKS Management Agreement. The Management Agreement to be executed by and among the Borrower, Emmis Radio License Corporation of New York, the WRKS License Subsidiary and the WRKS Financing Subsidiary, substantially in the form of Exhibit D or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.

WRKS Note. The Note to be executed by the WRKS Entities in connection with the WRKS Financing, dated as of the WRKS Funding Date, substantially in the form of Exhibit E or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.

WRKS Participation Agreement. The Participation Agreement to be executed by the WRKS Entities in connection with the WRKS Financing, substantially in the form of Exhibit F or in such other form as may be reasonably acceptable to the Required Lenders as of the date on which such Required Lenders provide written confirmation thereof.”

B. The definition of “Excluded Subsidiaries” contained in §1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Excluded Subsidiaries. Collectively, (a) each subsidiary of Emmis International Broadcasting Corporation which is not organized under the laws of the United States or any state or political subdivision of the United States unless included at the election of the Borrower upon prior written notice to the Administrative Agent, (b) Ciudad, LLC, an Indiana limited liability company, (c) the Austin Partnership and RAM, in each case, until such subsidiary becomes wholly-owned by the Borrower and upon prior written notice to the Administrative Agent and (d) solely for the purposes of §§ 7.2, 9.13, 9.15, 10.1, 10.2.1, 10.11 and 10.17, Article 11 and the definition “Suspension Period Excess Cash” (in each case from the WRKS Funding Date (or, in the case of Section 7.2, with respect to the Capital Stock of the WRKS License Subsidiary only, the Sixth Amendment Effective Date) until the date the WRKS Financing has been paid in full), the WRKS Entities. Notwithstanding the foregoing, no Person may be an Excluded Subsidiary hereunder if (i) it is a “guarantor” under any indenture or other document or instrument governing Subordinated Debt or has otherwise guaranteed or given assurances of payment or performance under or in respect of any Indebtedness (including Subordinated Debt) of the Parent, the Borrower or any of the Subsidiaries or (ii) it is a License Subsidiary formed or organized, as applicable, under the laws of the United States, other than the WRKS License Subsidiary.”

C. Clause (a) of the definition of “Consolidated EBITDA” contained in §1.1 of the Credit Agreement is hereby amended by replacing the “$5,000,000” at the end of clause (vi) thereof with “$8,000,000”.

D. Clause (x) of the definition of “HoldCo Corporate Overhead Expenses” (which for avoidance of doubt does not include the proviso appearing immediately following clause (x)) contained in §1.1 of the Credit Agreement is hereby amended and restated as follows:

“(x) out-of-pocket costs and expenses incurred to unrelated third parties (a) in connection with the Note Purchase Agreement in an aggregate amount not to exceed $250,000 in connection with the execution of the Note Purchase Agreement, (b) on or before the Fifth Amendment Effective Date, in connection with the Fifth Amendment and certain proposed amendments in connection with certain proposed transactions and the continuing administration and compliance with the Note Purchase Agreement in connection therewith, not to exceed $55,000, (c) on or before the Sixth Amendment Effective Date, $20,000 in connection with the execution of an amendment to the Note Purchase Agreement to facilitate the WRKS Contribution, the WRKS License Contribution and the WRKS Financing and (d) an aggregate amount not to exceed $75,000 thereafter for any other such costs and expenses incurred after execution of the Note Purchase Agreement.”

E. Clause (a) of §4.4 of the Credit Agreement is hereby amended by (i) removing the “, and” at the end of sub-clause (i) and replacing it with “,”, (ii) replacing the period at the end of sub-clause (ii) with “, and” and (iii) adding a new sub-clause (iii) to read as follows:

“(iii) the Net Cash Debt Issuance Proceeds from the WRKS Financing, net of, to the extent not deducted in determining the Net Cash Debt Issuance Proceeds, any reserves established pursuant to the WRKS Financing Documents in an aggregate amount not to exceed $1,500,000.”

F. The first sentence of §4.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“All payments made pursuant to §§4.1 through 4.5 shall be accompanied by the payment of accrued interest on the principal repaid and, as applicable, any breakage costs incurred by the Lenders in connection therewith in accordance with §6.10 and shall be applied: first, (a) solely with respect to payments made in accordance with §4.4(a)(iii), toward repayment of the then outstanding Revolving Credit Loans in an amount equal to the lesser of (x) $20,000,000 and (y) the then outstanding amount of Revolving Credit, provided that (i) the Borrower shall permanently reduce the Total Revolving Credit Commitment in an aggregate amount of at least $10,000,000 substantially contemporaneously with the prepayment of Revolving Credit Loans pursuant to this clause (a) and (ii) if the amount of outstanding Revolving Credit Loans on the date of prepayment is less than $20,000,000, the Borrower shall retain such difference and it shall not be applied to the repayment of the Tranche B Term Loans as described in clause (b) and (b) then to repay the Tranche B Term Loan with payments applied ratably against the remaining scheduled installments thereon and with respect to payments made and otherwise, to repay the Tranche B Term Loan with payments applied ratably against the remaining scheduled installments thereon; and second, if there are no outstanding amounts owing in respect of the Tranche B Term Loan, then to reduce the outstanding amount of the Revolving Credit Loans and to permanently reduce the Total Revolving Credit Commitment by a like amount.”

G. §10.2.2 of the Credit Agreement is hereby amended by adding a new sentence at the end of the paragraph which shall read as follows:

“With respect to the WRKS Entities only, the terms of this §10.2.2 shall not apply to the WRKS Financing Documents.”

H. §10.3 of the Credit Agreement is hereby amended by (i) removing the “; and” at the end of clause (i) thereof and replacing it with a “;”, (ii) replacing the period at the end of clause (j)(v) thereof with “; and” and (iii) adding a new clause (k) thereof which shall read as follows:

“(k) Investments (i) in the Capital Stock of the WRKS Entities that are received as consideration for the WRKS Contribution and the WRKS License Contribution and (ii) in the WRKS Entities in an amount not to exceed $500,000 per calendar year thereafter.”

I. §10.5.2 of the Credit Agreement is hereby amended by (i) removing the “, and” at the end of clause (e) thereof, (ii) replacing the period at the end of clause (g) thereof with “,” and (iii) adding new clauses (h) and (i) thereof to read as follows:

“(h) provided that no assets are contributed to the WRKS Entities prior to the WRKS Funding Date, the WRKS Contribution and the WRKS License Contribution, and

(i) the WRKS Asset Sale.”

J. §10.5.2 of the Credit Agreement is further amended by adding a new sentence at the end of the final paragraph thereof which shall read as follows:

“The Required Lenders hereby acknowledge that the Borrower will instruct the Administrative Agent to release its Lien on the assets sold pursuant to the WRKS Asset Sale and those contributed pursuant to the WRKS Contribution on the WRKS Funding Date in accordance with the provisions of §7.3 and §18.13 hereof and §24 of the Security Agreement.”

K. §10.6 of the Credit Agreement is hereby amended by adding a new clause (c) which shall read as follows:

“(c) With respect to the WRKS Entities only, the terms of this §10.6 shall not apply to the WRKS LMA Agreement.”

L. §10.11 of the Credit Agreement is hereby amended by (i) removing the “, and” at the end of clause (iii) of the first proviso thereof and replacing it with “,”, (ii) replacing the period at the end of clause (iv) thereof with “, and” and (iii) adding a new clause (v) to the end of the first proviso to read as follows:

“(v) services being provided to the WRKS Entities by Borrower pursuant to the terms of the WRKS Management Agreement.”

M. §10.12 of the Credit Agreement is hereby amended by adding a new sentence to the end thereof which shall read as follows:

“Notwithstanding anything to the contrary, nothing in this §10.12 shall be construed to prohibit any actions of the Borrower or the WRKS Entities pursuant to the terms of the WRKS Management Agreement.”

N. §10.17 of the Credit Agreement is hereby amended by adding a new sentence at the end of the paragraph which shall read as follows:

“With respect to the WRKS Entities only, the terms of this §10.17 shall not apply to the WRKS Financing Documents.”

O. A new §10.22 of the Credit Agreement is hereby added as follows:

“10.22 Conduct of Business of WRKS Entities. (a) The Parent and the Borrower shall maintain WRKS Financing Subsidiary at all times as a direct or indirect wholly-owned subsidiary of the Borrower. Except as approved by the Required Lenders in writing, the Parent and the Borrower shall cause WRKS Financing Subsidiary not to engage in any services, activities, trade or business other than to conduct the business of owning WRKS-FM and activities reasonably related thereto, performing its obligations and enforcing its rights under each of the WRKS Documents and holding Capital Stock of WRKS License Subsidiary. The Parent and the Borrower shall cause WRKS Financing Subsidiary (i) to maintain WRKS License Subsidiary at all times as a direct wholly-owned subsidiary of WRKS Financing Subsidiary and (ii) to have no subsidiary other than WRKS License Subsidiary.

(b) Other than as specifically set forth herein or as provided in the WRKS Documents or as approved by the Required Lenders in writing, the Borrower will not permit the WRKS Entities to:

(i) create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness, other than (A) Indebtedness incurred to the Borrower under the WRKS Management Agreement; (B) the WRKS Financing; and (C) de minimis unsecured Indebtedness in the ordinary course of business;

(ii) (A) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (B) transfer any of such property or assets or the income or profits therefrom outside the ordinary course of business for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (C) acquire, or agree to have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, devise or arrangement; (D) suffer to exist any Indebtedness or claim against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors (other than in respect of de minimis amounts); or (E) sell, assign, pledge or otherwise transfer any “receivables” as defined in clause (g) of the definition of the term “Indebtedness”, with or without recourse, other than (x) Liens required by the WRKS Financing Documents and (y) Liens in de minimis amounts in the ordinary course of business;

(iii) make or permit to exist or to remain outstanding any Investment other than in the WRKS License Subsidiary; and

(iv) make any Restricted Payments to any Person other than the Borrower or a wholly-owned Subsidiary.”

P. A new §10.23 of the Credit Agreement is hereby added as follows:

“10.23. Modifications to the WRKS Documents. Notwithstanding anything to the contrary contained in the WRKS Financing Documents, the WRKS Contribution Agreement, the WRKS License Contribution Agreement, the WRKS Management Agreement, the WRKS LMA Agreement, and/or any other document entered into in connection therewith (collectively, the “WRKS Documents”), the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries, without the prior written approval of the Required Lenders, to (a) change, waive, extend or amend any term of the WRKS Documents if such change or amendment would result in a default under this Agreement, increase the obligations of the Parent, the Borrower or any of their Subsidiaries (including the WRKS Entities) in any material respect or confer additional material rights on any other party thereto or beneficiary thereof, in each case in a manner adverse to the Parent, the Borrower or any of their respective Subsidiaries or to the Lenders in any material respect; or (b) make the terms of any WRKS Document more restrictive in any respect for the Parent or the Borrower or any of their Subsidiaries (including the WRKS Entities), other than pursuant to such terms as may be approved by the Required Lenders in writing.”

Q. A new §10.24 of the Credit Agreement is hereby added as follows:

“10.24. Security over WRKS Entities and Assets. At all times following the date the WRKS Financing has been paid in full, the Capital Stock and assets of the WRKS Entities shall be subject to the terms of Article 7 without exception. From the Sixth Amendment Effective Date until the date the WRKS Financing has been paid in full, the Obligations shall be secured by a perfected first-priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the issued and outstanding Capital Stock of the WRKS Financing Subsidiary, but shall not be required to be secured by a perfected first priority security interest in any of the assets of each WRKS Entity (including the Capital Stock of the WRKS License Subsidiary) to the extent such assets are secured pursuant to the terms of the WRKS Financing Documents.”

R. A new §10.25 of the Credit Agreement is hereby added as follows:

“10.25. No WRKS Financing Recourse to Parent. No document entered into in connection with the WRKS Asset Sale, WRKS Contribution or WRKS Financing shall require the Parent or any Subsidiary to provide, and neither the Parent nor any Subsidiary shall provide, any guarantee, credit support, indemnity or other direct or indirect support in respect of the obligations of the WRKS entities thereunder; provided that any obligations under the WRKS Financing Documents may be supported by a perfected first-priority security interest in the assets of the WRKS Entities, the Capital Stock of the WRKS License Subsidiary and, for the avoidance of doubt, the rights of the WRKS Entities under the WRKS Management Agreement.”

S. §11.4 of the Credit Agreement is hereby amended by removing the number “$25,000,000” in the last row of the column titled “Amount” set forth opposite “August 31, 2011 through August 31, 2012” in the last row of the column titled “Period” in the table set forth therein and replacing it with the number “$24,000,000”.

T. §14.1 of the Credit Agreement is hereby amended by removing the “or” at the end of clause (bb) thereof, replacing the period at the end of clause (cc) thereof with “;” and adding new clauses (dd) and (ee) thereof which shall read as follows:

“(dd) the Borrower and its Subsidiaries, as applicable, shall fail to perform any term, covenant or agreement contained in the WRKS Financing Documents giving rise to a right of termination or an event of default thereunder and such non-performance shall not have been cured or waived as permitted thereunder within any applicable cure or waiver period as specified thereunder; or

(ee) the Parent, the Borrower or any Subsidiary shall breach its obligations under the WRKS Management Agreement or any claim is made against the Parent, the Borrower or any Subsidiary under the WRKS Management Agreement.”

§2. Conditions to Effectiveness & Conditions Subsequent. This Amendment shall become effective as of the date set forth above upon the receipt subject to the satisfaction or waiver by the Administrative Agent on behalf of the Required Lenders of the following conditions precedent (the “Sixth Amendment Effective Date”):

A. each of the representations and warranties of the Parent, the Borrower and the Subsidiaries contained in this Amendment shall be true in all material respects as of the date as of which they were made and shall also be true in all material respects at and as of the Sixth Amendment Effective Date, with the same effect as if made at and as of that time;

B. no Default or Event of Default immediately prior to and immediately after giving effect to has occurred and is continuing; and no “Default” or “Event of Default” has occurred and is continuing under the Notes Purchase Agreement;

C. the Administrative Agent shall have received an officer’s certificate duly executed by a duly authorized officer of the Borrower certifying that the Borrower would have been in compliance with clauses (A) and (B) above;

D. the Borrower shall afford the Lenders a reasonable opportunity to review any provisions of any disclosure in connection with the Amendment that describe the existence or the terms of this Amendment, the Credit Agreement and the Lenders before any such disclosure is disseminated and the Lenders shall not have notified the Borrower within two (2) Business Days of being provided the disclosure that such disclosure is unacceptable to the Lenders in the reasonable exercise of its discretion;

E. the Second Amendment to the Note Purchase Agreement shall (i) be in form and substance satisfactory to the Required Lenders, (ii) have been executed and delivered by the Notes Purchaser and (iii) become effective in accordance with the terms thereof;

F. the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Parent, each Guarantor and the Required Lenders;

G. the Administrative Agent shall have received a copy of the Governing Documents for the WRKS Entities in a form reasonably acceptable to the Required Lenders, including an express election that the limited liability company interests of any WRKS Entity shall be securities governed by article 8 of the Uniform Commercial Code;

H. the Administrative Agent shall have received (i) a favorable legal opinion addressed to the Administrative Agent and the Lenders, dated as of the Sixth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, from Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to the Borrower; with respect to the perfection of the Administrative Agent’s security interest in the Capital Stock of the WRKS Financing Subsidiary and (ii) an agreement to receive copies of corporate opinion letters and reliance on FCC opinion letters to be delivered pursuant to the WRKS Financing Documents on the WRKS Funding Date; and

I. the Borrower shall have paid to Canyon Capital Advisors LLC and the Administrative Agent, respectively, all fees and expenses of Canyon and the Administrative Agent arising in connection with this Amendment (including any fees and disbursements of legal counsel).

§3. Affirmation of Borrower and Parent. The Borrower and the Parent each hereby affirms its Obligations under the Credit Agreement (as amended hereby) and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents.

§4. Representations and Warranties. The Parent and the Borrower each hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. Each of the representations and warranties contained in §8 of the Credit Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects), except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and to the extent that such representations and warranties relate specifically to a prior date. To the extent not otherwise applicable to the Parent, each of the representations and warranties contained in §8 of the Credit Agreement shall be deemed to be equally applicable to the Parent for all purposes hereunder, and shall be deemed to be made by the Parent with respect to itself in connection with this Section 4.

A. Enforceability. The execution and delivery by the Borrower and the Parent of this Amendment, and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of each of the Borrower and the Parent and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of each of the Borrower and the Parent, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.

B. No Default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Parent and the Borrower of this Amendment or from the consummation of the transactions contemplated herein.

C. Disclosure. None of the information provided to the Administrative Agent and the Lenders on or prior to the date of this Amendment relating to this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to the Parent, the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. On the date hereof, neither the Borrower nor the Parent possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Parent, the Borrower and their respective Subsidiaries taken as a whole as to which the Lenders do not have access.

D. Solvency. As of the date on which this representation and warranty is made, each of the Borrower and the Subsidiaries is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

§5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Parent, the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” under the Credit Agreement and each other Loan Document.

§6. Release. In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent each acknowledges and agrees that: (i) the Borrower and the Parent do not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agents); (ii) the Borrower and the Parent do not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Borrower’s or the Parent’s obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and the Parent. The Borrower and the Parent each wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s and the Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Parent each unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or the Parent might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§8. Interpretation. This Amendment has been the result of limited negotiation involving the Administrative Agent and its counsel. This Amendment, the Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders whether or to the extent of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

§9. Loan Document. This Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this Amendment shall be a Default or Event of Default under the Credit Agreement (as applicable).

§10. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) (other than Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 18.2 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

The Borrower:

EMMIS OPERATING COMPANY

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

The Parent:

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Sixth Amendment]

Lenders:

CANYON SPECIAL OPPORTUNITIES MASTER FUND (CAYMAN), LTD.

By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

CANPARTNERS INVESTMENTS IV, LLC

By: Canyon Capital Advisors LLC, its Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

CANYON DISTRESSED OPPORTUNITY MASTER FUND, L.P.

By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan

Title: Authorized Signatory

[Signature Page to Sixth Amendment]

Receipt of the preceding Amendment is hereby acknowledged by the Administrative Agent in its role as administrative agent but the provisions of this Amendment are not consented to by the Administrative Agent, or by Bank of America, N.A., in its capacity as a Lender.

The Administrative Agent’s acknowledgement of receipt of this Amendment should not be construed as an agreement by the Administrative Agent or Bank of America, N.A., or confirmation by the Administrative Agent or Bank of America, N.A., that such Amendment was completed in accordance with the terms of the Credit Agreement and the other Loan Documents.

The Administrative Agent and Bank of America, N.A., as Administrative Agent and Lender, respectively, each reserves all of its rights in connection with the Amendment.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

[Signature Page to Sixth Amendment]

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s and the Parent’s execution thereof; (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 3, 5 and 6 thereof; (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Guarantor pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (f) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

[Remainder of Page Intentionally Left Blank]

The Guarantors:

EMMIS COMMUNICATIONS CORPORATION
EMMIS INDIANA BROADCASTING, L.P., by Emmis Operating Company, its General Partner
EMMIS INTERNATIONAL BROADCASTING CORPORATION
EMMIS LICENSE CORPORATION OF NEW YORK
EMMIS MEADOWLANDS CORPORATION
EMMIS PUBLISHING CORPORATION
EMMIS PUBLISHING, L.P., by Emmis Operating Company, its General Partner
EMMIS RADIO, LLC, by Emmis Operating Company, its Manager
EMMIS RADIO LICENSE CORPORATION OF NEW YORK
EMMIS RADIO LICENSE, LLC, by Emmis Operating Company, its Manager
EMMIS TELEVISION LICENSE, LLC, by Emmis Operating Company, its Manager
EMMIS TELEVISION BROADCASTING, L.P., by Emmis Operating Company, its General Partner
LOS ANGELES MAGAZINE HOLDING COMPANY, INC.
MEDIATEX COMMUNICATIONS CORPORATION
ORANGE COAST KOMMUNICATIONS, INC.

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Ratification of Guarantors]

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

EXHIBIT E

EXHIBIT F